UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

THE MACERICH COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

M13551-P73224 Meeting Information Meeting Type: Annual For holders of record as of: March 10, 2009 Date: June 8, 2009 Time: 10:00 A.M., Local Time Location: You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. THE MACERICH COMPANY *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials The Fairmont Miramar Hotel 101 Wilshire Blvd. Santa Monica, California THE MACERICH COMPANY 401 WILSHIRE BLVD. SUITE 700 SANTA MONICA, CA 90401

M13552-P73224 Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 2008 ANNUAL REPORT Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Authorize Your Proxy By Internet: To transmit your voting instructions by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number (located on the following page) available and follow the instructions. Authorize Your Proxy By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card. To facilitate timely delivery, please make the request as instructed above on or before May 25, 2009. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Voting Items 1a. Arthur M. Coppola 2. Ratification of the appointment of Deloitte & Touche LLP as our independent accountants for the year ending December 31, 2009 1. Election of the following nominees as directors (terms expire in 2010) 4. Approval of an amendment to our charter to increase our authorized shares of common stock to 250,000,000 and our total number of authorized shares of stock to 325,000,000 3. Approval of our Amended and Restated 2003 Equity Incentive Plan The Board of Directors recommends you vote "FOR" each of the nominees listed in proposal 1 and "FOR" proposals 2 through 4. Nominees: 1b. James S. Cownie 1c. Mason G. Ross 5. Proxies will be voted at the discretion of the persons named in the Proxy, on any other matter that may properly come before the meeting or any postponement(s) or adjournment(s) thereof M13553-P73224

M13554-P73224